Convertible Notes Payables	6 Months Ended
Jun. 30, 2025
Convertible Notes Payables [Abstract]
CONVERTIBLE NOTES PAYABLES

10. CONVERTIBLE NOTES PAYABLES

On June 16, 2024, BGHL executed $2,500,000 of convertible secured interest-bearing loan notes, as amended and restated by an amendment and restatement deed, dated June 26, 2024, with a redemption date of December 14, 2024 (the “Notes”), to fund working capital needs. BGHL recorded the Note liability at its fixed monetary amount on the issuance date and interest expense charged over the outstanding period of the Note. On January 10, 2025 the Notes were amended and restated to extend the redemption date from December 14, 2024 to June 14, 2025; increase the fixed interest rate from 15% to 30% of the principal amount of the Notes which are repaid or redeemed but no interest shall accrue on any Notes that are converted; and decreased the conversion rate to $0.40 per share. On June 20, 2025, the noteholders converted their Notes into shares by accepting 6,182,122 shares issued by BC2, with a corresponding intercompany loan being put in place owing by BGHL to BC2 (see Note 16). A total interest expense of $766,585 previously recognized was consequently reversed as a result of the conversion. At June 30, 2025 and December 31, 2024, the balance of the Notes were $0 and $2,472,848, respectively.

During the six months ended June 30, 2025, BGHL undertook a fundraising in the form of a convertible note ( the “June Notes”), The June Notes have a maturity date of October 31, 2025 and a redemption premium of 20%. The June Notes will be automatically converted into ordinary shares of Blue Gold Limited thirty (30) days after the Listing of Blue Gold Limited. The conversion price will be the lower of (i) the Volume Weighted Average Price (VWAP) over the 30-day period following the Listing less the Applicable Discount and (ii) the closing price on the day prior to the conversion less the Applicable Discount. The Applicable Discount is a 40% discount for investments made prior to the Listing and a 20% discount for investments made following the Listing. BGHL records the Note liability at its fixed monetary amount on the issuance date and interest expense charged over the outstanding period of the Note. At June 30, 2025, the balance of $1,954,960 on the June Notes is recorded in Convertible Note Payable on the condensed consolidated balance sheets. Total interest expense of $458,619 for the six months ended June 30, 2025 is accrued and payable and included in accrued expenses and other liabilities on the condensed consolidated balance sheet.

Prior to the close of the Business Combination, PC4 incurred and owed certain legal fees related to the Business Combination transactions. Upon the close of the Business Combination on June 25, 2025, PC4 entered into a convertible note agreement (the “PC4 Convertible Note”) with the legal firm with respect to the balance owed. The PC4 convertible Note including unpaid interest can be converted into shares of BGL per the conversion price defined in the agreement and expires on December 15, 2025. The PC4 Convertible Note carries an interest rate of 12% per annum and 18% on any overdue unpaid principal. The Note is repayable at a rate of $100,000 plus interest per month starting July 31, 2025. At June 30, 2025, $770,000 was due and payable under the note and total interest expense of $1,266 is included in interest expense on the condensed consolidated Income Statements.